Warranty Obligations	12 Months Ended
Dec. 31, 2014
Product Warranties Disclosures [Abstract]
Warranty Obligations
WARRANTY OBLIGATIONS
Expected warranty costs for products sold are recognized principally at the time of sale of the product based on an estimate of the amount that will eventually be required to settle such obligations. These accruals are based on factors such as past experience, production changes, industry developments and various other considerations. The estimated costs related to product recalls based on a formal campaign soliciting return of that product are accrued at the time an obligation becomes probable and can be reasonably estimated. These estimates are adjusted from time to time based on facts and circumstances that impact the status of existing claims. Delphi has recognized its best estimate for its total aggregate warranty reserves, including product recall costs, across all of its operating segments as of December 31, 2014. The estimated reasonably possible amount to ultimately resolve all matters are not materially different from the recorded reserves as of December 31, 2014.
The table below summarizes the activity in the product warranty liability for the years ended December 31, 2014 and 2013:

	Year Ended December 31,
	2014	2013
	(in millions)
Accrual balance at beginning of year	$160	$154
Provision for estimated warranties incurred during the year	53	58
Provision for changes in estimate for pre-existing warranties	(4)	(3)
Settlements made during the year (in cash or in kind)	(56)	(56)
Foreign currency translation and other	(7)	7
Accrual balance at end of year	$146	$160